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                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
                  --------------------------------------------

          THIS LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of April 9, 1998 is entered into by and between BankAmerica Corporation (the "Letter of Credit Provider") and The First National Bank of Chicago, as Trustee under the Pooling and Servicing Agreement identified below (the "Trustee").

                                    RECITALS
                                    --------

     A. The Trustee has requested the Letter of Credit Provider to issue an irrevocable direct draw letter of credit (the "Letter of Credit") in substantially the form of Exhibit A in the amount of $15,000,000.00 (as reduced and increased from time to time in accordance with the terms of the Letter of Credit) to the Trustee for the benefit of the holders from time to time of the Senior Certificates and the Class A-7 Certificates issued under the Pooling and Servicing Agreement dated as of June 1, 1996 by and among Bank of America FSB, Bank of America National Trust and Savings Association and the Trustee (the "Pooling and Servicing Agreement").

     B. The Letter of Credit Provider is willing to issue the Letter of Credit upon the terms and subject to the conditions set forth herein.

     C. Terms used herein and not otherwise defined herein shall have the meanings given in the Pooling and Servicing Agreement.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and in order to induce the Letter of Credit Provider to issue the Letter of Credit, the parties hereto agree as follows:

                                   ARTICLE I
                              THE LETTER OF CREDIT
                              --------------------

     Section 1.01.  The Letter of Credit.  The Letter of Credit Provider
                    --------------------
agrees, on the terms and conditions hereinafter set forth, to issue the Letter of Credit to the Trustee on the date hereof.

     Section 1.02.  Payments.
                    --------

     (a) The Trustee shall make a Credit Demand (as such term is defined in the Letter of Credit) in accordance with the terms of the Letter of Credit by 10:00 a.m. on the Business Day prior to each Payment Date if the Trustee has been notified pursuant to its receipt of the Monthly Report that a Deficiency Amount (as such term is defined in the Letter of Credit) will exist on such Payment Date. The Trustee shall deposit all such amounts into an Eligible Account (the "Letter of Credit Account"), which shall be titled the "Letter of Credit Account" and which shall not be the Certificate Account, and such amounts shall not be commingled with any other funds. The Trustee shall pay such amounts on such Payment Date to the Senior Certificateholders and the Class A-7 Certificateholders in respect of each such Certificateholders' Interest Distribution Amount or Formula Principal Distribution Amount, as
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applicable, in accordance with the priorities set forth in Section 5.02 of the
Pooling and Servicing Agreement.

     (b) The Trustee shall make a Downgrade Demand (as such term is defined in the Letter of Credit) in accordance with the terms of the Letter of Credit if the Trustee has been notified by the Letter of Credit Provider that Moody's Investors Service's ("Moody's") has reduced or withdrawn its rating of the long-term unsecured debt obligations of the Letter of Credit Provider below "Aa3" and within 30 days of such downgrade, the Letter of Credit Provider has not obtained a Replacement Letter of Credit (as such term is defined in the Letter of Credit). The Trustee shall deposit all such amounts into the Letter of Credit Account, and such amounts shall not be commingled with any other funds. The Trustee shall pay such amounts on each Payment Date to the Senior Certificateholders and the Class A-7 Certificateholders in respect of each such Certificateholders' Interest Distribution Amount or Formula Principal Distribution Amount, as applicable, in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement to the extent that the Available Distribution Amount and the amounts on deposit in the Reserve Account are insufficient.

     (c) The Trustee agrees to promptly notify the Letter of Credit Provider when the Senior Certificates and the Class A-7 Certificates have been paid in full.

     (d) The Letter of Credit Provider agrees to promptly notify the Trustee if Moody's reduces or withdraws its rating of the long-term unsecured debt obligations of the Letter of Credit Provider below "Aa3".

     Section 1.03.  Reimbursement.
                    -------------

     (a) To the extent that any payments, as set forth in the Monthly Report, are to be made on any Payment Date to the Senior Certificateholders or the Class A-7 Certificateholders pursuant to Section 5.02 of the Pooling and Servicing Agreement which payments are in excess of amounts that are otherwise due to any of the Senior Certificateholders or the Class A-7 Certificateholders on such Payment Date without regard to proceeds from drawings on the Letter of Credit, the Trustee agrees to pay such amounts to the Letter of Credit Provider and that the rights of the Senior Certificateholders and the Class A-7 Certificateholders are subrogated to the rights of the Letter of Credit Provider.

     (b) If the Trustee draws upon the Letter of Credit pursuant to a Downgrade Demand, and thereafter the Letter of Credit Provider notifies the Trustee in writing that Moody's has reinstated its rating of the long term unsecured debt obligations of the Letter of Credit Provider to "Aa3" or higher, the Trustee shall withdraw amounts on deposit in the Letter of Credit Account and remit such amounts to the Letter of Credit Provider in accordance with the Letter of Credit Provider's instructions within 5 Business Days of receipt of such notification

     Section 1.04.  Non-recourse.  The parties hereto agree that to the extent
                    ------------
that the Letter of Credit Provider makes a payment in accordance with the terms of the Letter of Credit, the Letter of Credit Provider's only recourse to be reimbursed for such payment shall be under Section 1.03 hereof. In no event shall the Trustee be obligated to reimburse the Letter of Credit provider for any such payment other than pursuant to Section 1.03 hereof. No fees, interest, commissions or

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any other amounts shall be payable by the Trustee to the Letter of Credit
Provider for its issuance of the Letter of Credit or for payments thereunder.

     Section 1.05.  Uniform Customs and Practice.  The Uniform Customs and
                    ----------------------------
Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 ("UCP") shall in all respects be deemed a part of this Article I as if incorporated herein and shall apply to the Letter of Credit.

                                  ARTICLE II
                                 MISCELLANEOUS
                                 -------------

     Section 2.01.  Amendments, Etc.  No amendment or waiver of any provision
                    ---------------
of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

     Section 2.02. Notices, Etc. All notices and other communications
                   ------------
provided for hereunder shall be in writing (including facsimile communication) and mailed or sent by facsimile, if to the Trustee, at One First National Plaza, Suite 0126, Chicago IL 60670, fx: 312-407-1708; and if to the Letter of Credit Provider, at its address at 333 South Beaudry Avenue, 19th floor, Los Angeles, CA 90017, Attention: Margaret Kwiatek, Facsimile No. (213) 345-6694; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed or sent by facsimile, be effective when deposited in the mails or sent by facsimile, respectively, addressed as aforesaid.

     Section 2.03.  Binding Effect.  This Agreement shall become effective when
                    --------------
it shall have been executed by the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 2.04.  Severability.  Any provision of this Agreement which is
                    ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     Section 2.05.  Governing Law.  This Agreement shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of California (except, in the case of Article I, to the extent the laws of the State of California are inconsistent with the UCP).

     Section 2.06.  Headings.  Section headings in this Agreement are included
                    --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 2.07.  Certain Matters Affecting the Trustee.  The Trustee shall
                    -------------------------------------
not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or the Pooling and Servicing Agreement. The Trustee may execute the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

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     Section 2.08.  REMIC Matters.  The Letter of Credit shall not constitute
                    -------------
a part of the REMIC or the Trust Fund.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              THE FIRST NATIONAL BANK OF CHICAGO
                              as Trustee


                               /s/   D. Fanning
                              -----------------------------
                              Name:  D. Fanning
                              Title:  Vice President


                              BANKAMERICA CORPORATION
                              as Letter of Credit Provider


                               /s/  Margaret Kwiatek
                              -----------------------------
                              Name: Margaret Kwiatek
                              Title:  Attorney-in-Fact


                               /s/  Sandra Leon
                              -----------------------------
                              Name: Sandra Leon
                              Title:  Attorney-in-Fact

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